Exhibit 99.5

REGISTRATION RIGHTS AGREEMENT

BETWEEN AND AMONG

LEUCADIA NATIONAL CORPORATION

AS ISSUER,

AND

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY AND

C.M. LIFE INSURANCE COMPANY

Dated as of February [●], 2013

          REGISTRATION RIGHTS AGREEMENT, dated February [●], 2013 (this “Agreement”), between Leucadia National Corporation, a corporation incorporated under the laws of the State of New York (the “Company”), and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company, as the initial holders (the “Initial Holders”). In connection with the exchange (through a series of steps that are outlined in that certain Letter Agreement, dated as of February 15, 2013, by and among the Company, the Initial Holders, Jefferies Group, Inc., and JSP Holdings, Inc. (the “Letter Agreement”)) of the shares of 3.25% Series A Cumulative Convertible Preferred Stock of Jefferies Group, Inc., which were originally purchased under that Purchase Agreement, as of dated February 17, 2006, between Jefferies Group, Inc. and the Initial Holders (as amended, the “Purchase Agreement”), the Company has agreed to provide the registration rights set forth in this Agreement.

          The Company agrees with the Initial Holders, (i) for the benefit of the Initial Holders, as Initial Holders, and (ii) for the benefit of the beneficial owners from time to time of the Underlying Common Shares (as defined herein) issuable upon conversion of the Convertible Preferred Shares (each of the foregoing a “Holder” and together the “Holders”), as follows:

          Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means with respect to any specified person, an “affiliate,” as defined in Rule 144 (as in effect on the date hereof), of such person.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

“Certificate of Amendment” means the Certificate of Amendment to the Certificate of Incorporation of the Company, as amended, setting forth the powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions of the Convertible Preferred Shares.

“Common Shares” means the common shares, $1 par value, of the Company, and any other securities as may constitute “Common Shares” for purposes of the Certificate of Amendment, including the Underlying Common Shares.

“Convertible Preferred Shares” means the 3.25% Series A Cumulative Convertible Preferred Shares, par value $1 per share, of the Company that has the powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions set forth in the Certificate of Amendment.

“Damages Accrual Period” has the meaning set forth in Section 2(g) hereof.

“Damages Payment Date” means each Dividend Payment Date specified in the Certificate of Amendment.

“Deferral Notice” has the meaning set forth in Section 3(g) hereof.

“Deferral Period” has the meaning set forth in Section 3(g) hereof.

“Effectiveness Deadline Date” has the meaning set forth in Section 2(b) hereof.

“Effectiveness Period” means the period commencing on the date the Initial Shelf Registration Statement is declared effective by the SEC and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Existing Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof.

“Filing Deadline Date” has the meaning set forth in Section 2(a) hereof.

“Holder” has the meaning set forth in the second paragraph of this Agreement.

“Initial Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof.

“Initial Holders” has the meaning set forth in the preamble to this Agreement.

“Issue Date” means the first date of original issuance of the Convertible Preferred Shares.

“Letter Agreement” has the meaning set forth in the preamble hereto.

“Liquidated Damages” has the meaning set forth in Section 2(g) hereof.

“Losses” has the meaning set forth in Section 6(d) hereof.

“Material Event” has the meaning set forth in Section 3(g) hereof.

“New York Court” has the meaning set forth in Section 7(l) hereof.

“Notice and Questionnaire” means a written notice delivered to the Company containing substantially the information called for by the notice and questionnaire attached hereto as Exhibit A.

“Notice Holder” means, on any date, any Holder that has delivered a completed and signed Notice and Questionnaire to the Company on or prior to such date.

“Periodic Report” means a Current Report on Form 8-K, a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K (together with any required prospectus supplement) which the Company files, pursuant to Rule 430B(d) under the Securities Act, to provide information omitted from a Prospectus pursuant to Rule 430B(b) or to amend any such information previously provided.

“Prospectus” means the prospectus forming part of a Registration Statement and any prospectus supplement thereo (including, without limitation, a prospectus or prospectus supplement that discloses information previously omitted from a prospectus filed as part of any effective Registration Statement in reliance upon Rule 430B under the Securities Act), and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the preamble hereto.

“Record Date” has the meaning assigned to such term in the Certificate of Amendment.

“Record Holder” means with respect to any Damages Payment Date relating to Underlying Common Shares as to which any such Liquidated Damages have accrued, the registered holder of such Underlying Common Shares or the Convertible Preferred Shares which are convertible into such Underlying Common Shares.

“Registrable Securities “ means the Underlying Common Shares and any securities into or for which such Underlying Common Shares have been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split, reclassification or similar event until, in the case of any such security, (A) the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) to a sale by a non-Affiliate of the Company or (iii) its sale to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, and (B) as a result of the event or circumstance described in any of the foregoing clauses (A)(i) through (iii), the legend with respect to transfer restrictions required by the Certificate of Amendment is removed or removable in accordance with the terms of the Certificate of Amendment or such legend, as the case may be.

“Registration Default” has the meaning set forth in Section 2(g) hereof.

“Registration Expenses” has the meaning set forth in Section 5 hereof.

“Registration Statement” means a registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement including any post-effective amendment thereto, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

“Requesting Holders” has the meaning set forth in Section 2(a) hereof.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any successor or similar rule or regulation hereafter adopted by the SEC.

“Rule 144A” means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any successor or similar rule or regulation hereafter adopted by the SEC.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Shelf Registration Statement” means a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

“Subsequent Shelf Registration Statement” has the meaning set forth in Section 2(d) hereof.

“Underlying Common Shares” means the Common Shares into which the Convertible Preferred Shares are convertible or that are issued upon any such conversion.

          Section 2. Shelf Registration.

                    (a) No later than the 45th day (the “Filing Deadline Date”) after the receipt by the Company of a request from the Holders of at least 20% of the outstanding Registrable Securities to register their Registrable Securities (the “Requesting Holders”), the Company shall file with the SEC either (a) an amendment to an effective Shelf Registration Statement (an “Existing Shelf Registration Statement”), a Prospectus supplement or a Periodic Report, or (b) a Shelf Registration Statement (an “Initial Shelf Registration Statement”) covering the resale from time to time of the Registrable Securities held by the Holders making the registration request and containing the information required by the Securities Act with respect to such Registrable Securities and such Holders, including the method of distribution of such Registrable Securities selected by such Holders.

                    (b) The Company shall use its reasonable best efforts to cause any amendment to an Existing Shelf Registration Statement or any Initial Shelf Registration Statement it files pursuant to Section 2(a) to be declared effective under the Securities Act as promptly as is practicable but in any event by the date (the “Effectiveness Deadline Date”) that is 135 days after the Filing Deadline Date.

                    (c) The Company shall use its reasonable best efforts to keep the Existing Shelf Registration Statement or the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act and available for the resale of the Registrable Securities until the Registrable Securities covered thereby cease to be Registrable Securities. Each Requesting Holder that became a Notice Holder at least ten (10) Business Days prior to the of effectiveness of any amendment to an Existing Shelf Registration Statement filed pursuant to Section 2(a) or of any Initial Shelf Registration Statement or the date of filing of any Prospectus supplement or Periodic Report shall be named as a selling securityholder in the relevant Prospectus in such a manner as to permit such Requesting Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

                    (d) If an Existing Shelf Registration Statement, an Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement covering Registrable Securities ceases to be effective for any reason at any time while such Registrable Securities are Registrable

Securities (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering the securities that as of the date of such filing are Registrable Securities (a “Subsequent Shelf Registration Statement”). If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Shelf Registration Statement (or any subsequent Shelf Registration Statement) continuously effective and available for the resale of the Registrable Securities until the Registrable Securities covered thereby cease to be Registrable Securities.

                    (e) The Company shall not be required to comply with Section 2(a) more than three times.

                    (f) Following the date that, pursuant to Section 2(a) and 2(b) any Initial Shelf Registration Statement is declared effective, an amendment to an Existing Shelf Registration Statement is declared effective or a Prospectus supplement or Periodic Report is filed, each Holder that is not a Notice Holder who wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus shall deliver a Notice and Questionnaire to the Company prior to any intended distribution by it of Registrable Securities under the Shelf Registration Statement. The Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered, and in any event upon the later of (x) ten (10) Business Days after such date or (y) ten (10) Business Days after the expiration of any Deferral Period in effect when the Notice and Questionnaire is delivered or put into effect within ten (10) Business Days of such delivery date:

          (i) if permitted by applicable law, prepare and file with the SEC (i) a post-effective amendment to the Shelf Registration Statement, (ii) a supplement to the Prospectus forming part of the Shelf Registration Statement, or (iii) a Periodic Report, so that the Holder delivering such Notice and Questionnaire is able to sell its Registrable Securities under the Shelf Registration Statement and its related Prospectus. If the Company elects to file a post-effective amendment to the Shelf Registration Statement, it shall use its commercially reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable; provided that the Company shall not be obligated to file more than one post-effective amendment, one Prospectus or Prospectus supplement or one Periodic Report in any three month period;

(ii) provide such Holder copies of any documents filed pursuant to Section 2(f)(i); and

(iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(f)(i);

provided that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with this Section 2(f) and Section 3(g) of this Agreement. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or Prospectus.

                    (g) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if

(i) a Prospectus, an Initial Shelf Registration Statement or a Periodic Report has not been filed on or prior to the Filing Deadline Date,

          (ii) an Initial Shelf Registration Statement, if filed, has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date (and, prior to such date a Prospectus related to an Existing Shelf Registration Statement or a Periodic Report covering the Registrable Securities sought to be registered on the Initial Shelf Registration Statement, has not been filed),

(iii) the Company has failed to perform its obligations set forth in Section 2(f) within the time period required therein,

(iv) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(g) hereof, or

(v) the number of Deferral Periods in any period exceeds the number permitted in respect of such period pursuant to Section 3(g) hereof.

Each event described in any of the foregoing clauses (i) through (v) is individually referred to herein as a “Registration Default.” For purposes of this Agreement, each Registration Default set forth above shall begin on the dates set forth in the table set forth below and shall continue until the ending dates set forth in the table below:

Type of Registration Default by Clause	Beginning Date	Ending Date

(i)	Filing Deadline Date	the date a Prospectus or Prospectus supplement, a Periodic Report or an Initial Shelf Registration Statement is filed

(ii)	Effectiveness Deadline Date	the date the Initial Shelf Registration

Statement becomes effective under the Securities Act or a Prospectus or a Periodic Report in lieu thereof is filed

(iii)	the date by which the Company is required to perform its obligations set forth in Section 2(f)	the date the Company performs its obligations under Section 2(f)

(iv)	the date on which the aggregate duration of Deferral Periods in any period exceeds the number of days permitted by Section 3(g)	termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods to exceed the number of days permitted pursuant to Section 3(g)

(v)	the date of commencement of a Deferral Period that causes the number of Deferral Periods to exceed the number permitted by Section 3(g)	termination of the Deferral Period that caused the number of Deferral Periods to exceed the number permitted

Commencing on (and including) any date that a Registration Default has begun and ending on (but excluding) the next date on which there are no Registration Defaults that have occurred and are continuing (a “Damages Accrual Period”), the Company shall pay, as liquidated damages and not as a penalty, to Record Holders of the Registrable Securities affected by the Registration Default an amount (the “Liquidated Damages”) accruing, for each day in the Damages Accrual Period, in respect of each share of Underlying Common Shares (which is a Registrable Security affected by such Registration Default) at a rate of 0.25% per annum (based upon a 365 day year) of the Conversion Price, as such term is set forth in the Certificate of Amendment, in effect on the first day of any such period to and including the 30th day following the date on which any such Registration Default shall occur and 0.50% per annum of the Conversion Price, as such term is set forth in the Certificate of Amendment, in effect on the first day of any such period from and after the 31st day following the date on which any such Registration Default shall occur, but excluding the date on which all Registration Defaults have been cured. Notwithstanding the foregoing, no Liquidated Damages (i) shall be payable to any Record Holder that has not delivered a Current Notice and Questionnaire to the Company; or (ii) shall accrue as to any Registrable Security from and after the date such security ceases to be a Registrable Security. The rate of accumulation of the Liquidated Damages with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Registration Defaults.

Liquidated Damages shall cumulate from the first day of the applicable Damages Accrual Period, and shall be payable in cash on each Damages Payment Date during the Damages Accrual Period to the Record Holder of the Registrable Securities affected by the Registration Default on the Record Date immediately preceding the applicable Damages Payment Date (and on the Damages Payment Date next succeeding the end of the Damages Accrual Period if the Damages Accrual Period does not end on a Damages Payment Date) to the Record Holders of the Registrable Securities affected by the Registration Default as of the date that such Damages Accrual Period ends. Notwithstanding anything to the contrary in this Agreement, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which Liquidated Damages are expressly provided shall be such Liquidated Damages.

All of the Company’s obligations set forth in this Section 2(g) that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 7(k)).

The parties agree that the Liquidated Damages provided for in this Section 2(g) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of a Registration Default affecting such Registrable Securities.

          Section 3. Registration Procedures. In connection with the registration obligations of the Company under Section 2 hereof, the Company shall:

                    (a) Prepare and file with the SEC a Prospectus or Prospectus supplement or a Periodic Report in respect of an Existing Shelf Registration Statement or an Initial Shelf Registration Statement on an appropriate form under the Securities Act available for the sale of the Registrable Securities by the Requesting Holders thereof in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause any such Initial Shelf Registration Statement or Existing Shelf Registration Statement to become effective and remain effective as provided herein; provided that before filing any Initial Shelf Registration Statement or any Prospectus or any amendments or supplements thereto with the SEC, furnish to the Holders copies of all such documents proposed to be filed for their review.

                    (b) Prepare and file with the SEC such amendments, post-effective amendments and prospectus supplements to each Registration Statement as may be necessary to keep such Registration Statement continuously effective and available for the resale of the Registrable Securities for the applicable period specified in Sections 2(c); cause any Prospectus to be supplemented by any required prospectus supplement or a Periodic Report and to make any required filing of a Prospectus supplement pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its commercially reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

                    (c) As promptly as practicable give notice to the Notice Holders (i) when any Prospectus, Prospectus supplement, Periodic Report, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any request, following the effectiveness of a Registration Statement under the Securities Act by the SEC or any other federal or state governmental authority for an amendment to any Registration Statement or a supplement to Prospectus, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the occurrence of a Material Event, and (vi) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the SEC, which notice, at the discretion of the Company (or as required pursuant to Section 3(g)), may state that it constitutes a Deferral Notice, in which event the provisions of Section 3(g) shall apply.

                    (d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide immediate notice to each Notice Holder and the Initial Holders of the withdrawal of any such order.

                    (e) Deliver to each Notice Holder in connection with any sale of such Notice Holder’s Registrable Securities, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request. The Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

                    (f) Prior to any public offering of the Registrable Securities pursuant to a Registration Statement, use its commercially reasonable best efforts (i) to register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Notice Holder’s Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); and (ii) to keep each such registration or qualification (or exemption therefrom) effective during the period of the Notice Holder’s offer and sale of their Registrable Securities pursuant to such registration or qualification (or exemption therefrom); provided that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

                    (g) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of any Registration Statement or the initiation of proceedings with respect to any Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or pending corporate development that, in the reasonable discretion of the Company based on consultation with its counsel, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus for a period of time:

          (i) in the case of clause (B) above, subject to clause (ii) below, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its commercially reasonable best efforts to cause it to be declared effective as promptly as is practicable, and

          (ii) give notice to the Notice Holders that the availability of the Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder’s receipt of copies of a supplemented or amended Prospectus, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

The Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the reasonable judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as in the reasonable discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 3(g) to suspend the availability of a Registration Statement or a Prospectus, without incurring or accruing any obligation to pay Liquidated Damages pursuant to Section 2(g), no more than one (1) time in any three month period or four (4) times in any twelve month period, and any such period during which the availability of the Registration Statement and any Prospectus is suspended (the “Deferral Period”) shall, without incurring any obligation to pay Liquidated Damages pursuant to Section 2(g), not to exceed 30 days in any three month period or 60 days in any 360 day period.

                    (h) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Registration Statement, and cause such Registrable Securities to be in such denominations and registered in such names as such Notice Holder may request in writing at least three (3) Business Days prior to any sale of such Registrable Securities.

                    (i) Cooperate and assist in any filings required to be made with the New York Stock Exchange.

Nothing in this Agreement shall be deemed to require the Company to facilitate or participate in any underwritten offering of any Registrable Securities by any Notice Holder or, in connection with any such underwritten offering, to enter into any underwriting agreement or to provide any auditor’s “comfort letters” or any opinions of counsel to any Notice Holder or underwriter.

          Section 4. Holder’s Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(f) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not incomplete or misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

          Section 5. Registration Expenses. The Company shall bear all fees and expenses incurred directly or indirectly in connection with the performance by the Company of its obligations under Sections 2 and 3 of this Agreement (the “Registration Expenses”) whether or not any Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the New York Stock Exchange and (y) with the SEC and otherwise relating to compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions in the United States as the Notice Holders of a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate), (ii) printer’s expenses (including, without limitation, expenses of reproduction of the Registration Statements and the Prospectus and the filing by EDGAR of any Registration Statement, Prospectus, Prospectus supplement or Periodic Report), (iii) fees and disbursements of counsel for the Company and of counsel to the Holders, in each case in connection with any Registration Statements, Prospectus or Periodic Report, (iv) fees and disbursements of the transfer agent, and (v) fees and disbursements of the independent certified public accountants whose consent is required to be filed as an exhibit to any Registration Statement.

          Section 6. Indemnification.

                    (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities covered by a Registration Statement, the directors, officers, employees, Affiliates and agents of each such Holder and each person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any violation by the Company of the provisions of the Securities Act or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder specifically for inclusion therein.

                    The Company also agrees to indemnify as provided in this Section 6(a) against, or contribute as provided in Section 6(d) hereof to Losses of each person who may be deemed to be an underwriter of Registrable Securities registered under the Registration Statement (pursuant to the last sentence of Section 2 (11) of the Securities Act), its directors, officers, employees, Affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Holders provided in this paragraph (a).

                    (b) Indemnification by Holders. Each Holder of securities covered by the Registration Statement, severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity.

                    (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 6 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless such failure results in the forfeiture by the indemnifying party of substantial rights and defenses or otherwise materially prejudices the indemnifying party; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified parties shall have the right to employ one separate counsel (and one local counsel), and the indemnifying parties shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified parties would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified parties shall have reasonably concluded that there may be legal defenses available to them that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified parties to represent them within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified parties to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties (which shall not be unreasonably delayed or refused), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. No indemnified party shall consent to any settlement or compromise without the prior written consent of the indemnifying party, which shall not be unreasonably delayed or refused.

                    (d) Contribution. In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the registration and sale of the Underlying Common Shares pursuant to the Registration Statement which resulted in such Losses; provided, however, that in no case shall the Holders be responsible, in the aggregate, for any amount in excess of the amount, net of any discount or commission, received by them from their respective sales of such Underlying Common Shares. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the issuance and sale of the Convertible Preferred Shares which were converted into the Underlying Common Shares sold under the Registration Statement; benefits received by the Holders shall be deemed to be equal to the proceeds received from the sale of their Underlying Common Shares under the Registration Statement. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                    (e) Continuing Effect. The provisions of this Section 6 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified persons referred to in this Section 6, and shall survive the sale by a Holder of Registrable Securities covered by the Registration Statement.

          Section 7. Miscellaneous.

                    (a) No Conflicting Agreements. The Company hereby represents and warrants to each Holder that it is not, as of the date hereof, a party to, and agrees that it shall not, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company further represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company’s securities under any other agreements.

                    (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the then outstanding Underlying

Common Shares constituting Registrable Securities (with Holders of Convertible Preferred Shares deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Common Shares into which such Convertible Preferred Shares are or would be convertible as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 7(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

                    (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

(i) if to the Company:

Leucadia National Corporation
315 Park Avenue South
New York, NY 10010
Attn: [●]; and

(ii) if to the Holders, at their addresses set forth in the stock register for the Convertible Preferred Shares or the Underlying Common Shares, as appropriate.

                    (d) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its subsidiaries (as such term is defined in Rule 405 under the Securities Act) or Affiliates (as such term is defined in Rule 144) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                    (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder.

                    (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

                    (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                    (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                    (i) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their commercially reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                     (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement and the Letter Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

                    (k) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Sections 4, 5 or 6 hereof and the obligations to make payments of and provide for Liquidated Damages under Section 2(g) hereof to the extent such damages cumulate prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with its terms.

                    (l) Submission to Jurisdiction. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court located in The City, County and State of New York (each a “New York Court”), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company expressly consents to the jurisdiction of any New York Court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto.

[Signature page follows.]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

LEUCADIA NATIONAL CORPORATION

By:

Name:
Title:

Confirmed and accepted as of the date first above written:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC, as Investment Adviser

By:

Name:
Title:

C.M. LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC, as Investment Sub-Adviser

By:

Name:
Title:

EXHIBIT A

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of Common Shares of Leucadia National Corporation (the “Company”), par value $1 per share (the “Registrable Securities”), understands that the Company has filed or intends to file with the SEC a registration statement (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended, of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated as of [●], 2013 (the “Registration Rights Agreement”), among the Company and the Initial Holders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling Securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling Securityholders in the related prospectus at the time of effectiveness.

Certain legal consequences arise from being named as selling Securityholders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling Securityholder in the Shelf Registration Statement and the related prospectus.

Notice

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3(b) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

2.		Address for Notices to Selling Securityholder:

Telephone:

Fax:

Email address:

Contact Person:

3.		Beneficial Ownership of Registrable Securities:

Except as set forth below in this Item (3), the undersigned Selling Securityholder does not beneficially own any Securities or shares of Common Shares issued upon conversion, repurchase or redemption of any Securities.

	(a)	Principal amount of all Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:

CUSIP No(s). of such Registrable Securities:

	(b)	Principal amount of the Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

4.		Beneficial Ownership of other Company Securities owned by the Selling Securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of other than the Registrable Securities listed above in Item (3).

	(a)	Type and amount of other securities beneficially owned by the Selling Securityholder:

	(b)	CUSIP No(s). of such other Securities beneficially owned:

5.		Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.		Nature of the Selling Securityholder:

(a)

Is the Selling Securityholder a reporting company under the Securities Exchange Act, a majority owned subsidiary of a reporting company under the Securities Exchange Act, or a registered investment company under the Investment Company Act, and if so, please state which one.

If the entity is a majority owned subsidiary of a reporting company, identify the majority stockholder that is a reporting company.

If the entity is not any of the above, identify the natural person or persons having voting and investment control over the Company’s securities that the entity owns.

	(b)	Is the Selling Securityholder a registered broker-dealer?

[ ] Yes* [ ] No

State whether the Selling Securityholder received the Registrable Securities as compensation for underwriting activities and, if so, provide a brief description of the transaction(s) involved.

State whether the Selling Securityholder is an affiliate of a broker-dealer and if so, list the name(s) of the broker-dealer affiliate(s).

[ ] Yes* [ ] No

* If the answer is “Yes” to either question above, you must answer both the following questions:

Were the Registrable Securities purchased in the ordinary course of business?

[ ] Yes [ ] No

At the time of the purchase of the Registrable Securities, did the Selling Securityholder have any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities.

[ ] Yes** [ ] No

** If the answer is “Yes,” please describe such agreements or understandings:

7.	Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): such Registrable Securities may be sold from time to time directly by the undersigned or alternatively through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts, fees and commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market. The Selling Securityholder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the prospectus. The Selling Securityholder also may transfer and donate shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling Securityholder for purposes of the prospectus.

State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

          The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

          The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

          Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against certain liabilities.

          The undersigned understands that the Securities and Exchange Commission may require further information about the undersigned and its affiliates and its and their respective officers, directors, employers and owners as a condition of registering the Registrable Securities of the undersigned.

          In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to provide any additional information the Company may reasonably request and to promptly notify the Company of any inaccuracies or changes in the information provided that may occur at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i)	To the Company:	Leucadia National Corporation
315 Park Avenue South
New York, NY 10010
Attention: [●]

(ii)	With a copy to:	[●]
[●]
[●]
[●]

          In the event any Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the Selling Securityholder will notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

          By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (7) above and the inclusion of such information in the Shelf Registration Statement, the related prospectus and any state securities or Blue Sky applications. The undersigned understands that such information will be relied upon by the Company without independent investigation or inquiry in connection with the preparation or amendment of the Shelf Registration Statement, the related prospectus and any state securities or Blue Sky applications.

          Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of, and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Notice and Questionnaire shall be governed by, and construed in accordance with the laws of the State of New York without regard to the conflicts-of-laws provisions thereof.

          IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

Dated:
Beneficial Owner:

By:

Name:

Title:

Please return the completed and executed notice and questionnaire to:

Leucadia National Corporation
315 Park Avenue South
New York, NY 10010
Attention: Investor Relations